UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 30, 2020 Date of Report (Date of earliest event reported)

HESKA CORPORATION (Exact name of Registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3760 Rocky Mountain Avenue Loveland, Colorado (Address of principal executive offices)		80538 (Zip Code)

Registrant's telephone number, including area code		(970) 493-7272

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On April 1, 2020, Heska Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting, among other things, that on April 1, 2020, it had completed the acquisition (the “Acquisition”) of 100% of the capital stock of scil animal care company GmbH (“scil”) from Covetrus Animal Health Holdings Limited, a subsidiary of Covetrus, Inc., pursuant to the terms and conditions of the agreement regarding the sale and purchase of the sole share of scil, dated as of January 14, 2020, and amended by the amendment agreement dated as of April 1, 2020. This amended Current Report on Form 8-K (the “Amended Form 8-K”) is being filed to amend and supplement the Initial Form 8-K to provide the required historical financial statements and pro forma financial statements.
This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amended Form 8-K does not reflect events occurring after the filing of the Initial Form 8-K with the SEC on April 1, 2020 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.
Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of scil and its subsidiaries as of December 31, 2019 and 2018, and for the years then ended are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma financial information of the Company giving effect to the Acquisition is filed herewith as Exhibit 99.3 and is incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description

23.1	Consent of BDO AG Wirtschaftsprüfungsgesellschaft, dated May 6, 2020
99.2	Audited financial statements of scil animal care company GmbH
99.3	Unaudited pro forma financial information of Heska Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION a Delaware corporation

	By:	/s/ Catherine Grassman
Dated: May 6, 2020		Catherine Grassman Executive Vice President, Chief Financial Officer